Exhibit 99.1


September 18, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read Item 4 of Form 8-K dated September 18, 2002, of MM Companies, Inc. and are in agreement with the statements contained in the paragraphs (i), (iii),
(iv), and (v) therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


/s/ Ernst & Young LLP